Exhibit 99.2

                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Moyra MacKay and Maureen Miller and each of them, each with power of substitution, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of USA REIT Fund LLC.



          SIGNATURE                     TITLE                  DATE
          ---------                     -----                  ----

/s/ Peter A. Braaten
------------------------------         DIRECTOR           November 24, 2003
      Peter A. Braaten

                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Moyra MacKay and Maureen Miller and each of them, each with power of substitution, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of USA REIT Fund LLC.



          SIGNATURE                     TITLE                  DATE
          ---------                     -----                  ----

/s/ Sharon H. Sallows
------------------------------         DIRECTOR           November 25, 2003
      Sharon H. Sallows

                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Maureen Miller and Moyra MacKay and each of them, each with power of substitution, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of USA REIT Fund LLC.



          SIGNATURE                     TITLE                  DATE
          ---------                     -----                  ----

/s/ Andrew Krusen
------------------------------         DIRECTOR         November 24, 2003
       Andrew Krusen